Rule 497(e)

File Nos. 333-144503

and 811-22091

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by First Great-West Life & Annuity Insurance Company in connection with its COLI VUL-2 Series Account

Supplement dated April 2, 2009 to the

May 1, 2008 Prospectus

Please note the following changes to your Prospectus.

Effective May 1, 2009, the Divisions investing in the following Funds will be closed to new investors: Dreyfus IP MidCap Stock, DWS Dremen High Return Equity, Fidelity VIP Disciplined Small Cap, Fidelity VIP Freedom 2005, Fidelity VIP Freedom 2010, Fidelity VIP Freedom 2015, Fidelity VIP Freedom 2020, Fidelity VIP Freedom 2025, Fidelity VIP Freedom 2030, Fidelity Investment Grade Bond, Neuberger Berman AMT Partners, and Van Eck Worldwide Emerging Markets. “Closed to new investors” means investors who do not already have amounts invested in the Divisions may not allocate any amounts (either through policy transfer or additional premium) to those Divisions after May 1, 2009.

As always, the availability of any Division as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of investments.

The following paragraph is added to the section “The Investment Options” on page 11 of the Prospectus.

“The Divisions of First Great-West’s COLI VUL-2 Series Account that invest in Dreyfus IP MidCap Stock, DWS Dremen High Return Equity, Fidelity VIP Disciplined Small Cap, Fidelity VIP Freedom 2005, Fidelity VIP Freedom 2010, Fidelity VIP Freedom 2015, Fidelity VIP Freedom 2020, Fidelity VIP Freedom 2025, Fidelity VIP Freedom 2030, Fidelity Investment Grade Bond, Neuberger Berman AMT Partners, and Van Eck Worldwide Emerging Markets are closed to new investors effective May 1, 2009.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this Supplement for future reference.